                                                                    Exhibit 10.1


         THIRD AMENDMENT (the "Third Amendment"), dated as of September 11, 1997, of a certain Credit Agreement dated as of October 26, 1994 (the "Agreement"), as amended by a First Amendment dated October 1, 1995 and the Second Amendment dated February 24, 1997, among BED BATH & BEYOND, INC. (the "Company"), BED-N-BATH STORES, INC. ("BNBS"), BBBL, INC. ("BBBL") AND BBBY MANAGEMENT CORPORATION ("BBBY"; BNBS, BBBL AND BBBY being together the "Guarantors" and individually each a "Guarantor", and the Guarantors together with the Company being the "Credit Parties") and THE CHASE MANHATTAN BANK ("Chase" as a "Bank" and as agent for the Banks (in such capacity, the "Agent").


                              W I T N E S S E T H:

         WHEREAS, the Credit Parties, the Banks and the Agent are parties to the Agreement; and

         WHEREAS, the Credit Parties have requested certain modifications to the Agreement, and Chase is agreeable to such request;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

                  Section 9.10 is hereby amended in its entirety so that such Section, as so amended, shall read as follows: "Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure except for Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the Credit Parties and their respective Subsidiaries during any fiscal year of the Credit Parties, $75,000,000 in the fiscal year ending February 28, 1998, increasing by 30% each year thereafter.

Representations and Warranties. To induce Chase to enter into this Third Amendment, each of the Credit Parties hereby represents and warrants that:

                  (a) Such Credit Party has the power, authority and legal right to make and deliver this Third Amendment and to perform its obligations under the Agreement, as amended by this Third Amendment, without any notice, consent, approval or authorization not already obtained, and such Credit Party has taken all necessary action to authorize the same.

                  (b) The making and delivery of this Third Amendment and the performance of the Agreement, as amended by this Third Amendment, do not violate any provision of law or any regulation or of the charter or by-laws of such Credit Party or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which such Credit Party is a party or by which such Credit Party or any of its property may be bound or affected. The Agreement, as amended by this Third Amendment, constitute a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                  (c) The representations and warranties contained in Section 6 of the Agreement are true and correct on and as of the date of this Third Amendment and after giving effect thereto.

                  (d) No Default or Event of Default has occurred and is continuing under the Agreement as of the date of this Third Amendment and after giving effect thereto.

         4. Effective Date. This Third Amendment shall become effective as of September 11, 1997 when Chase shall have received counterparts of this Third Amendment, duly executed by the respective parties thereto.

         5. Counterparts. This Third Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

         6. Full Force and Effect. Except as expressly modified by this Third Amendment, all of the terms and provisions of the Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.

         7. Governing Law. This Third Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New Jersey.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                    BED BATH & BEYOND, INC.

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:   Chairman and Co-Chief
                                                      Executive Officer


                                    BED-N-BATH STORES, INC.

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:  President


                                    BBBL, INC.

                                    By:      /s/ Martin Lynch
                                             --------------------
                                             Title:  President


                                    BBBY MANAGEMENT CORPORATION

                                    By:      /s/ Warren Eisenberg
                                             --------------------
                                             Title:  President


                                    THE CHASE MANHATTAN BANK

                                    By:      /s/ Valerie Schanzer
                                             --------------------
                                             Title:  Vice-President